PROSPECTUS
11,125,000 Shares
DWS RREEF World Real Estate &
Tactical Strategies Fund, Inc.

Common Shares

$20.00 per Share

Investment Objectives.  DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objectives are high current income and capital appreciation. The Fund seeks to achieve its objectives primarily through investment in global real estate securities. In addition, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional return.

Portfolio Contents.  Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”), REIT-like structures or real estate operating companies. A company will be considered a real estate company if, in the opinion of the Investment Adviser (as defined on page i) or a subadviser, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, management, financing or sale of real estate. Under normal market conditions, a majority of the Real Estate Securities held by the Fund will be securities of companies located or operating in Australia, Canada, the United States and developed markets in Asia and Europe, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries. There is no limit on the maximum amount of assets invested in equity Real Estate Securities or debt Real Estate Securities and the portion of the Fund’s assets invested in equity Real Estate Securities and debt Real Estate Securities is expected to vary over time. The Investment Adviser anticipates that initially substantially all of the Fund’s Real Estate Securities will be equity securities.
(Continued on p. i)

No Prior History.  Because the Fund is newly organized, its Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their Shares in a relatively short period after completion of the public offering.

Investing in the shares of common stock of the Fund (“Shares”) involves risks that are described in the “Principal Risks of the Fund” section beginning on page 35 of this Prospectus.

	Per Share	Total(1)

Public offering price	$20.00	$222,500,000
Sales load(2)	$.90	$10,012,500
Estimated offering expenses(3)	$.04	$445,000
Proceeds, after expenses, to the Fund	$19.06	$212,042,500

(1)	The underwriters may also purchase an additional 1,668,750 Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover overallotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $255,875,000, $11,514,375, $511,750 and $243,848,875, respectively. See “Underwriting.”

(2)	The Fund has agreed to pay the underwriters $.00667 per Share as a partial reimbursement of expenses incurred in connection with the offering. The Investment Manager (not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and a structuring fee to A.G. Edwards & Sons, Inc. See “Underwriting.”

(3)	In addition to the sales load, the Fund will pay offering expenses of up to $.04 per Share. The Investment Manager or an affiliate has agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering costs (other than the sales load) which exceed $.04 per Share. The Fund’s total offering expenses (other than the sales load, but including the $.00667 per Share partial reimbursement of expenses to the underwriters), as of the date of this Prospectus, are estimated to be approximately $963,438, of which $511,750 would be borne by the Fund. The actual offering expenses and the respective dollar amounts borne by the Fund and by the Investment Manager may be different. Proceeds to the Fund are calculated after expenses paid by the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Shares will be ready for delivery on or about June 29, 2007.

Merrill Lynch & Co.	Deutsche Bank Securities	A.G. Edwards

Robert W. Baird & Co.	Ferris, Baker Watts	J.J.B. Hilliard, W.L. Lyons, Inc.
Incorporated

Ladenburg Thalmann & Co. Inc.	RBC Capital Markets	Ryan Beck & Co.

Stifel Nicolaus	Wells Fargo Securities

The date of this Prospectus is June 26, 2007.

(continued from front cover page)

Consistent with its investment objective of high current income, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional return. This strategy, which the Investment Manager (as defined below) calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, primarily futures, forward and swap contracts, and the return from these holdings is expected to have a low correlation to the Fund’s Real Estate Securities holdings. The net notional amount of the Fund’s long and short exposure to global equity securities, bonds and currencies through the iGAP strategy is not expected to exceed 175% of the value of the Fund’s total assets under current market conditions.

At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, and the Fund may invest without limit in foreign securities. The Investment Manager and the Investment Adviser anticipate that initially approximately 75% of the Fund’s assets will be invested outside the United States.

Investment Manager, Investment Adviser and Subadvisers.  The Fund’s investment manager is Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”) and the Fund’s investment adviser is its affiliate, RREEF America L.L.C. (the “Investment Adviser”). The Investment Adviser will allocate assets in the Fund’s Real Estate Securities portfolio as it deems appropriate to any of several affiliated subadvisers that are familiar with local markets in Real Estate Securities. The Investment Manager, the Investment Adviser and the subadvisers are part of Deutsche Asset Management, the global asset management group of Deutsche Bank AG.

The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (that is, rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable). These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P or unrated securities that are judged to be of comparable quality by the Investment Manager or Investment Adviser, as applicable. The Fund may invest in companies without regard to their market capitalizations. Consequently, the Fund may hold, without limitation, securities of companies with large, medium or small market capitalizations.

There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives, Strategies and Policies” and “Principal Risks of the Fund.”

Exchange Listing.  The Fund’s Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol “DRP.”

This Prospectus sets forth concisely information about the Fund you should know before investing. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated June 26, 2007 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference. You can review the table of contents of the SAI on page 76 of this Prospectus. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants, including the Fund when available, that file electronically with the Securities and Exchange Commission. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. For a free copy of the SAI or the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call (800) 349-4281. Following the Fund’s initial public offering, shareholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, when available, without charge, on the Fund’s website (www.cef.dws-scudder.com). This reference to the website does not incorporate the contents of the website into this Prospectus.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

i

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

ii

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Shares. You should review the more detailed information contained in this Prospectus and in the SAI, especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (the “Fund”), is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering 11,125,000 shares of common stock, $0.01 par value per share, through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The initial public offering price is $20.00 per Share. The minimum purchase pursuant to this offering is 100 Shares ($2,000). The underwriters have been granted an option to purchase up to 1,668,750 additional Shares solely to cover overallotments, if any. See “Underwriting.”

Investment Objectives, Strategies and Policies	Investment Objectives and Policies The Fund’s investment objectives are high current income and capital appreciation. The Fund seeks to achieve its objectives primarily through investment in global Real Estate Securities. In addition, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional return or “alpha.” There can be no assurance that the Fund’s investment objectives will be achieved. See “Investment Objectives, Strategies and Policies.”

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”), REIT-like structures or real estate operating companies. A company will be considered a real estate company if, in the opinion of the Investment Adviser or a subadviser, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, financing, management or sale of real estate. Under normal market conditions, a majority of the Real Estate Securities held by the Fund will be securities of companies located or operating in Australia, Canada, the United States and developed markets in Asia and Europe, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries. There is no limit on the maximum amount of assets invested in equity Real Estate Securities or debt Real Estate Securities and the portion of the Fund’s assets invested in equity Real Estate Securities and debt Real Estate Securities is expected to vary over time. The Investment Adviser anticipates that, after the conclusion of the initial investment period, substantially all of the Fund’s Real Estate Securities initially will be equity securities.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities is a fundamental policy that may be changed only by the affirmative vote of at least 80% of the entire Board of Directors (the “Board”) and the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class. See “Certain Provisions of the Charter and By-Laws.”

At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, and the Fund may invest without limit in foreign securities. The Investment Manager and the Investment Adviser anticipate that initially approximately 75% of the Fund’s assets will be invested outside the United States. Assets allocated to the Fund’s iGAP strategy and other derivatives that may be held by the Fund are not included in the 40% and 75% measures. The Investment Adviser will allocate assets as it deems appropriate in its discretion to any of several affiliated subadvisers that are familiar with local markets in Real Estate Securities. The Investment Adviser anticipates that initially 33% of the Fund’s Real Estate Securities will be allocated to Asia, 26% to Europe (including the United Kingdom), 20% to the United States, 15% to Australia and 6% to Canada. The Investment Adviser currently intends to hedge the foreign currency exposure of its Real Estate Securities holdings and by doing so will forgo the possible appreciation that would occur if that foreign currency appreciated as compared to the U.S. dollar. See “Principal Risks of the Fund — Foreign Currency Risk.”

Equity securities in which the Fund may invest include common stock, preferred stock, warrants, convertible securities and other equity securities issued by real estate companies. The Fund may invest in companies without regard to their market capitalizations. Consequently, the Fund may hold, without limitation, securities of companies with large, medium or small market capitalizations.

The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable). These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P or unrated securities that are judged to be of comparable quality by the Investment Manager or Investment Adviser, as applicable.

Consistent with its investment objective of high current income, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional return or “alpha.” This strategy, which the Investment Manager calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. iGAP is a proprietary investment program that seeks, through investment in derivatives, to add returns to the Fund’s portfolio. It uses quantitative investment models to select global investments whose returns are expected to have a low correlation to the Fund’s Real Estate Securities portfolio. The program looks at global macro trends to identify countries or markets (or segments of markets) that are undervalued, or overvalued, relative to the Investment Manager’s opinion of their value. The program is a “macro” strategy because it looks at overall conditions within a country or market (or segment), rather than individual securities within that country or market. The strategy integrates the investment ideas of various investment teams within Deutsche Asset Management, the global asset management division of Deutsche Bank AG. Each team develops local views on relative country-level performance expectations within equity, fixed-income and currency markets using quantitative and fundamental analysis. Since a single investment approach rarely performs well in all market conditions, the teams are selected to diversify investment approaches to attempt to enhance the expected return for a given level of risk. The collective views of the teams are then used to decide which global equity, bond and currency markets to hold long (where the market is believed to be undervalued) and which to hold short (where the market is believed to be overvalued), in order to generate excess return (“alpha”). The process is systematic and risk-managed and combines quantitative and qualitative elements. The goal of the iGAP strategy is to capture the return when the prices of securities or currencies go from being under- or over-valued, in the opinion of the Investment Manager, back to their fair value. Long positions add value when the underlying securities or currencies increase in price, while short positions add value when the underlying securities or currencies decrease in price.

The iGAP strategy is implemented through long and short positions in exchange-traded equity, fixed-income and currency futures contracts and currency forwards (including cash-settled deliverable and non-deliverable futures and currency forward contracts). Interest rate, total return, credit default and currency swaps also may be utilized in the iGAP strategy. When selecting appropriate derivative instruments, the iGAP portfolio managers consider factors such as liquidity, cost, margin requirements and credit quality of the counterparty. The strategy gives the Fund access to a global network of investment teams and a broad investment universe, thereby capturing local market insights. Investment weightings among global equity, bond and currency markets can be expected to shift frequently in an effort to capture inefficiencies in the prices of instruments in these markets. The Investment Manager believes that the use of the iGAP strategy can potentially benefit the Fund by enhancing the Fund’s risk-adjusted return potential by investing in a varied portfolio of instruments whose performance is expected to have low correlation with the Fund’s Real Estate Securities and by providing an opportunity for excess return.

The iGAP strategy will be implemented independent of the Fund’s Real Estate Securities investing and is not designed to hedge or supplement the Fund’s real estate exposure. The derivative equity positions held as part of the iGAP strategy will generally provide exposure to developed country indices and will not focus on real estate companies directly or indirectly. Similarly, iGAP’s derivative currency and bond exposure, which is expected to focus primarily on developed markets, is not expected to be correlated to the Fund’s global Real Estate Securities exposure. In addition, the Investment Manager, the Investment Adviser or a subadviser may take positions that express differing views on a currency or market. For example, the Investment Manager may take a “short” position in an equity market where the Fund would have significant “long” exposure to the market through its Real Estate Securities holdings.

Futures contracts, swaps and certain other derivative investments held as part of the iGAP strategy have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Principal Risks of the Fund — Leverage Risk” and “— Additional Investment Exposure (Effective Leverage) Risk.” The notional amount of the Fund’s long exposure to futures and forward contracts is expected under current market conditions to range between 25% and 300% of the value of the Fund’s total assets but could, depending on market conditions, be as high as 375%. The notional amount of the Fund’s short exposure to futures and forward contracts under current market conditions is expected to range between 25% and 300% of the value of the Fund’s total assets, but could be as high as 375%, depending on market conditions. The Fund’s net notional long exposure to global equities, bonds and currencies through the iGAP strategy can vary over time, depending on market conditions, but is not expected to exceed 175% of the value of the Fund’s total assets under current market conditions. The Fund’s net notional long exposure to any single currency other than the U.S. dollar through the iGAP strategy generally will not be greater than 75% of the Fund’s total assets. The instruments used in the iGAP strategy are evolving and the percentages set forth in this paragraph could be higher or lower, perhaps materially so, in the future under differing market conditions.

The Investment Adviser may enter into total return swaps with respect to the Fund’s Real Estate Securities holdings. The iGAP strategy may use total return swaps, interest rate swaps, currency swaps and credit default swaps.

A portion of the Fund’s investments in global equity securities, bonds and currencies through the iGAP strategy may be in equity securities, bonds or currencies of countries that are considered to be emerging markets or that have a debt rating below investment grade. The countries and currencies to which the Fund may have exposure can vary based on market conditions. The Investment Manager may vary the amount of long and short exposure based on its evaluation of market conditions. The Investment Manager will regularly monitor the Fund’s iGAP-related holdings and will adjust those holdings in accordance with proprietary risk management tools. See “Investment Objectives, Strategies and Policies.”

Investment Strategy and Philosophy The Investment Adviser uses a disciplined two-step process for constructing the Fund’s portfolio of Real Estate Securities. First, the Investment Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Investment Adviser uses an in-house valuation process to identify investments that it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including (i) value of properties; (ii) capital structure; and (iii) management and strategy. The Investment Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities it believes are more promising.

The Investment Adviser will seek to identify global real estate companies and global real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Adviser tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from an international network of real estate professionals to evaluate the holdings of global real estate companies, REITs and other real estate investments in which the Fund may invest. Its analysis also includes each company’s management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Adviser believes will be the most profitable to the Fund. The Investment Adviser also considers activity in the global Real Estate Securities markets in general when making investment decisions. The Fund can invest in real estate companies of any size.

The Investment Adviser believes that investment in securities of global real estate companies historically has offered greater opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500® Index. The Investment Adviser also believes that investment in global real estate companies historically has offered attractive opportunities for capital appreciation which, together with an opportunity for high current income, could provide investors with attractive total returns. In addition, the Investment Adviser believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500® Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor’s overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions have historically been very low. As a result, a blend of both U.S. Real Estate Securities and non-U.S. Real Estate Securities may enable the Fund to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a fund only investing in U.S. real estate securities.

Through the tactical global asset allocation, or iGAP, strategy, the Investment Manager seeks to enhance the Fund’s return by shifting investment weightings among global equity, bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management’s equity, bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of derivative equity, bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the use of the iGAP strategy, although there can be no guarantee that such result will be achieved. Because the iGAP strategy focuses on short- and medium-term market moves, the portfolio managers expect to change frequently the investment weightings of that portion of the Fund’s portfolio invested utilizing the iGAP strategy.

Investment Manager and Administrator	Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Fund’s investment manager pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, and subject to oversight by the Fund’s Board, the Investment Manager provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Investment Manager’s services include, but are not limited to, the supervision and oversight of the activities of the Fund’s Investment Adviser and certain functions and activities of the subadvisers, the implementation of the iGAP strategy for the Fund and monitoring the Fund’s performance and compliance with its investment guidelines. As of April 30, 2007, the Investment Manager had total assets of approximately $290 billion under management.

DIMA also renders administration services pursuant to an agreement with the Fund (the “Administrative Services Agreement”), including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, providing accounting services for the Fund and monitoring the valuation of Fund securities. DIMA may delegate the provision of certain of these services to other organizations at DIMA’s expense. See “Management of the Fund — Investment Manager and Administrator.”

Investment Adviser	RREEF America L.L.C., with its principal offices at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, acts as the Fund’s investment adviser pursuant to an advisory agreement with the Investment Manager (the “Investment Advisory Agreement”), and is responsible for the day-to-day management of the portion of the Fund’s portfolio invested in Real Estate Securities and related securities and management of cash assets. The Investment Adviser has provided real estate investment management services to institutional investors since 1975, and has been an investment adviser of real estate securities since 1993. As of March 31, 2007, the Investment Adviser had approximately $41 billion in real estate-related assets under management. See “Management of the Fund — Investment Adviser.”

Subadvisers	Pursuant to investment subadvisory agreements (the “Subadvisory Agreements”) between the Investment Adviser and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the “subadvisers”), these entities act as subadvisers to the Investment Adviser in relation to the Fund’s investments. The subadvisers are indirect wholly owned subsidiaries of Deutsche Bank AG. As subadvisers, under the supervision of the Fund’s Board, the Investment Manager and the Investment Adviser, the subadvisers manage the Fund’s investments in specific foreign markets.

RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the Fund’s Real Estate Securities portfolio and for the emerging markets portion in Africa. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 16, Deutsche Bank Place, Cnr Phillip & Hunter Streets, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the Fund’s Real Estate Securities portfolio, respectively. Each subadviser currently acts as a subadviser to one or more open-end U.S. registered investment companies managed by the Investment Manager and the Investment Adviser. While they have limited prior experience managing U.S. registered investment companies, they have extensive experience in Real Estate Securities investing generally. See “Management of the Fund — Subadvisers.”

Principal Risks of the Fund	The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History. As a newly organized entity, the Fund has no operating history. See “The Fund.”

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Your investment in Shares represents an indirect investment in Real Estate Securities and other assets traded on exchanges or over-the-counter (“OTC”) and owned by the Fund. The value of the Fund’s portfolio holdings, like other stock market, debt and currency investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, although the return from the Fund’s iGAP strategy holdings is expected to have a low correlation to the Fund’s Real Estate Securities holdings, there can be no guarantee that this will be the case, and both the Fund’s holdings in its real estate portfolio and its iGAP strategy holdings could decline at the same time.

General Risks of Securities Linked to the Real Estate Market. The Fund will not invest in real estate directly, but only in securities issued by global real estate companies, including REITs, REIT-like structures and real estate operating companies. However, because of the Fund’s policy of investing at least 80% of its net assets in Real Estate Securities, it is also subject to the risks associated with the direct ownership of real estate. See “Principal Risks of the Fund — General Risks of Securities Linked to the Real Estate Market.”

General Real Estate Risk. Since the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Real Estate Securities, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company’s shares may drop because of falling property values, increased interest rates, poor management of the company or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. See “Principal Risks of the Fund — General Real Estate Risks.” In addition, there are risks associated with particular sectors of real estate investments, as described below.

•  Retail Properties.  Retail properties are affected by the overall health of the applicable economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•  Office Properties.  Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

•  Hotel Properties.  The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•  Healthcare Properties.  Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs; and competition on a local and regional basis. Applicable governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•  Multifamily Properties.  The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•  Community Centers.  Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•  Self-Storage Properties.  The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

Insurance Issues. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund’s investment performance.

Credit Risk. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operative effectively. See “Principal Risks of the Fund — Credit Risk.”

Security Selection Risk. A risk that pervades all investing is the risk that the instruments in the Fund’s portfolio will decline in value. The Investment Manager’s, the Investment Adviser’s or the subadvisers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager, the Investment Adviser or a subadviser will prove beneficial to the Fund.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The issuer of a security may also default or otherwise become unable to honor a financial obligation.

Foreign Investment Risk. The Fund will invest in securities of non-U.S. issuers or in securities that are denominated in various foreign currencies or multinational currency units and, through the iGAP strategy, may invest in non-U.S. equity, bond and currency markets through the use of derivatives involving U.S. or non-U.S. issuers (“Foreign Investments”). Such investments involve certain risks not involved in domestic investments. Securities and currency markets in certain foreign countries are not as developed, efficient or liquid as securities and currency markets in the United States. Therefore, the prices of Foreign Investments often are volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its Foreign Investments. The Fund may hold Foreign Investments of issuers in so-called “emerging markets” which may entail additional risks. See “Principal Risks of the Fund — Foreign Investment Risk.”

Forward Contracts Risk. Because investments in non-U.S. securities issued by global real estate companies and as part of the iGAP strategy usually involve currencies of foreign countries, and because the Fund will hold foreign currencies and forward contracts, futures and options contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. See “Principal Risks of the Fund — Forward Contracts Risk.”

Futures Contracts Risk. The successful use of futures contracts draws upon the Investment Manager’s and Investment Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures contract may not be available when a futures position is sought to be closed. Successful use of futures contracts is further dependent on the Investment Manager’s and Investment Adviser’s ability to predict correctly movements in the securities or other markets and no assurance can be given that their judgment will be correct. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends and distributions in U.S. dollars, Foreign Investments often are purchased with and make interest or dividend payments in foreign currencies. In addition, as part of the iGAP strategy, the Fund will be subject to non-U.S. currency markets, to increase return or speculate in price changes in these markets. Therefore, when the Fund invests in Foreign Investments, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Investments to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the return of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. Global Real Estate Securities often are denominated in local currencies. The Investment Adviser currently intends to hedge the foreign currency exposure of the Fund’s Real Estate Securities holdings and by doing so will forgo the possible appreciation that would occur if that foreign currency appreciated as compared to the U.S. dollar. The Fund’s exposure to currency fluctuations could change in the future. See “Principal Risks of the Fund — Foreign Currency Risk.”

Emerging Markets Risk. The Fund may invest in Real Estate Securities of issuers located or doing substantial business in “emerging markets” and may invest in global equity, bond or currency markets that are emerging markets as part of the iGAP strategy. The Fund considers “emerging markets” to include any country that is listed in the Morgan Stanley Capital International Emerging Markets Index or is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (i.e., the World Bank). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in Foreign Investments can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries or in those markets or currencies generally. To the extent that the Fund does invest in emerging markets, it may face higher political, information, liquidity, regulatory, legislative and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock, bond and currency markets in the past. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight.

Subadviser Risk. Each of the subadvisers responsible for managing the Fund’s Real Estate Securities holdings in specific foreign markets has limited experience managing U.S.-registered investment companies, although each subadviser has extensive experience in real estate securities investing generally. See “Management of the Fund — Subadvisers.”

Non-Diversified Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Derivatives Risk. The Fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain instruments. The Fund may use derivatives as a hedging strategy to maintain a specific portfolio duration or to protect against market risk. The Fund will hedge the foreign currency exposure of its Real Estate Securities denominated in currencies other than the U.S. dollar. As part of its iGAP strategy, the Fund will also use derivatives for leveraging, which is a way to attempt to enhance returns. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares held by the Fund could be reduced.

REIT Tax Issues. REITs formed pursuant to the requirements of the Code (“U.S. REITs”) are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a U.S. REIT but fails to qualify as a U.S. REIT. In the event of any such unexpected failure to qualify as a U.S. REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, U.S. REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the U.S. REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. REITs may be subject to withholding and other taxes imposed by foreign countries. The Fund may invest in non-U.S. REITs that are treated for U.S. federal income tax purposes as “passive foreign investment companies,” subjecting the Fund to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders, unless certain mitigating steps are taken. See also “Taxation.”

Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Small Company Risk. The Fund may invest in Real Estate Securities of smaller companies which may entail additional risks. Even the larger global real estate companies tend to be small- to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than — and at times will perform differently from — large company stocks such as those found in the Dow Jones Industrial Average.

Concentration Risk. The Fund concentrates its investments in Real Estate Securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real Estate Securities are susceptible to many of the risks associated with direct ownership of real estate that may lead to declines in property values. See “Principal Risks of the Fund — General Risks of Securities Linked to the Real Estate Market” and “— General Real Estate Risks.”

Risks of Investment in Lower-Rated Securities. Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See “Principal Risks of the Fund — Risks of Investment in Lower-Rated Securities,” “— Credit Risk” and “ — Interest Rate Risk.”

Illiquid Investments. The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Manager or the Investment Adviser believes it is desirable to do so. Illiquid investments are also more difficult to value and the Investment Manager’s or the Investment Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments. See “Principal Risks of the Fund — Illiquid Investments.”

Additional Investment Exposure (Effective Leverage) Risk. The Fund’s iGAP strategy has an economic effect similar to financial leverage. The Fund will make investments in equity, fixed-income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity securities, bonds and currencies without any substantial immediate cash outlay. Because the net notional amount of the Fund’s long and short exposure to global equity securities, bonds and currencies through the iGAP strategy is not expected to exceed

175% of the value of the Fund’s total assets, the additional investment exposure through the iGAP strategy would increase the Fund’s total investment exposure and could represent a significant portion of the Fund’s total investment exposure. This increase of total investment exposure, similar to financial leverage, presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. See “Principal Risks of the Fund — Leverage Risk.”

Strategic Transactions. For general portfolio management purposes, the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as currency swaps, interest rate swaps, total return swaps, credit default swaps and options and foreign currency transactions. These strategic transactions may be entered into to seek to manage the risks of the Fund’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Investment Manager’s and Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. See “Principal Risks of the Fund — Strategic Transactions.”

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of this offering. The net asset value of the Shares will be reduced immediately following the offering as a result of the payment of the sales load and certain offering costs. We cannot predict whether the Shares will trade at, above or below net asset value. See “Principal Risks of the Fund — Market Price Discount from Net Asset Value.”

Risks of Investment in Preferred Stocks. The Fund may invest in preferred securities, which entail special risks, including:

•  Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security issued by a company that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received the proceeds of the distribution.

•  Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•  Limited Voting Rights.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•  In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

•  Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

•  Call Risk.  During a period of falling interest rates, securities with high stated interest rates may be prepaid, or “called,” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates.

•  New Types of Securities.  From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered with features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Long/Short Risk. Although all funds are subject to the risk that the fund’s portfolio managers will not make good investments, the Fund’s iGAP strategy, which involves taking both long and short positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking long positions in investments that decline in value would hurt the Fund’s performance. Additionally, however, if the Fund were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions. Short sales also involve expenses that will decrease the Fund’s return. In addition, the Investment Manager and the Investment Adviser could take differing positions in a currency, equity or fixed-income market. For example, the Investment Manager may take a “short” position in an equity market where the Fund would have significant “long” exposure to the market through its Real Estate Securities holdings. In that event, any gain from the short position may be partially or totally canceled by a decline in the long position, or vice versa.

Leverage Risk. As part of the iGAP strategy, the Fund will make investments in equity, fixed-income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity, bond and currency markets. The futures contracts and certain other derivatives have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate or “earmark” liquid assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the 1940 Act). Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to meet segregation requirements or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

See “Principal Risks of the Fund — Additional Investment Exposure (Effective Leverage) Risk.”

The Fund does not currently intend to utilize leverage in the form of the issuance of preferred shares or use of borrowings. However, if the Fund does utilize such leverage, the fees paid to the Investment Manager, the Investment Adviser and the subadvisers for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total managed assets (which equals the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)).

See “Principal Risks of the Fund — Leverage Risk.”

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as debt securities, preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of its Shares will tend to decline if market interest rates rise. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund’s dividends and distributions.

Anti-Takeover Provisions. Certain provisions of the Fund’s Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. A supermajority vote of the Continuing Directors and shareholders is required to change the Fund’s policy of investing at least 80% of its assets in Real Estate Securities. See “Certain Provisions of the Charter and By-Laws” and “Principal Risks of the Fund — Anti-Takeover Provisions.”

Market Disruption Risk. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions. The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, or may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

Additional Risk Considerations	Portfolio Turnover. We may engage in portfolio trading when considered appropriate and the iGAP strategy will result in frequent portfolio trading. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See “Additional Risk Considerations — Portfolio Turnover.”

Convertible Securities Risk. Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline. In addition, during periods of rising inflation, the dividend rates on preferred shares issued by the Fund, if any, would likely increase, which would tend to further reduce returns to shareholders.

Deflation Risk. Deflation risk is the risk that the Fund’s distributions may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund.

Securities Lending Risk. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Investment Company Risk. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) and business development companies. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this Prospectus. Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.

Given the risks described above, an investment in the Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Fees and Expenses	The Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of .90% of average daily total managed assets (i.e., the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)). The Investment Adviser receives a fee payable by the Investment Manager, not the Fund, of 50% of the management fee received by the Investment Manager under the Investment Management Agreement. Additionally, the Fund pays the Investment Manager an annual fee of .10% of the Fund’s average daily total managed assets for administration services.

Although the Fund has no current intention of utilizing leverage in the form of the issuance of preferred shares or the use of borrowings, if the Fund were to utilize such leverage, the fees paid to the Investment Manager, the Investment Adviser and the subadvisers for their services would be higher than if the Fund did not utilize such leverage because the fees paid are calculated based on the Fund’s total managed assets, which include the liquidation preference of any preferred stock and the principal amount of any outstanding borrowings. The Fund’s investment management fees and other expenses are paid only by the shareholders, and would not be paid by the holders of preferred shares of the Fund. See “Use of Leverage” and “Principal Risks of the Fund — Leverage Risk.”

Listing and Symbol	The Fund’s Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol “DRP.”

Dividends and Distributions	Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash payments to shareholders at a level rate based on the projected performance of the Fund. The level distribution rate may be modified by the Board from time to time. Distributions can only be made from net investment income after paying accrued dividends on any preferred stock issued by the Fund, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund’s ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary income after paying any accrued dividends on, or redeeming or liquidating, any preferred stock of the Fund, if any, or making interest and required principal payments on borrowings, if any. Initial distributions to shareholders are expected to be declared approximately 60 days, and paid approximately 60 to 80 days, from the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or Shares, with the option to receive additional Shares in lieu of cash. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund expects that a portion of its distributions will consist of net short-term capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund’s portfolio investments. The Fund, in its discretion, may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund to holders of Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in the amounts of taxable distributions exceeding the levels required under the tax rules and in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors. As portfolio and market conditions change, the amount of distributions on the Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

The Board may consider whether the Fund should file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act to obtain the ability to implement a policy calling for monthly distributions of a fixed percentage of its net asset value, which would permit the Fund to distribute long-term capital gains more frequently than annually (“Managed Distribution Policy”). If the Fund applies for and receives the requested relief, which cannot be guaranteed, it may — but would not be required to — implement a Managed Distribution Policy.

Tax Aspects. Dividends with respect to the Shares generally will not constitute “qualified dividend income” for federal income tax purposes and thus will not be eligible for taxation at long-term capital gains tax rates available for individual taxpayers who satisfy certain requirements.

See “Dividends and Distributions” and “Taxation.”

Dividend Reinvestment and Cash Purchase Plan	Shareholders will receive their dividends in additional Shares purchased in the open market or issued by the Fund through the Fund’s dividend reinvestment plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See “Dividends and Distributions — Dividend Reinvestment and Cash Purchase Plan” and “Taxation.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	Brown Brothers Harriman & Co. will act as custodian, and DWS Scudder Investments Service Company will act as transfer agent, dividend disbursing agent and registrar for the Fund. See “Custodian, Transfer Agent and Dividend Disbursing Agent.”

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 11,125,000 Shares. See “Management of the Fund.”

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Expenses(1)	.20%
Dividend Reinvestment Plan Fees(2)	None

Percentage of
Net Assets
Attributable to
Shares

Annual Expenses
Investment Management Fees(3)	1.00%
Other Expenses	.19%
Interest Payments on Borrowed Funds	None
Total Annual Fund Operating Expenses	1.19%

(1)	The Investment Manager or an affiliate has agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering costs (other than the sales load, but including the $.00667 per Share partial reimbursement of expenses to the underwriters) that exceed $.04 per Share (.20% of the offering price). The aggregate offering expenses (other than the sales load) are estimated to be $963,438. Proceeds to the Fund are calculated after expenses paid by the Fund.

(2)	You will pay service and brokerage charges if you direct the Plan Agent (as defined below) to sell your Shares held in a dividend reinvestment account. See “Dividends and Distributions — Dividend Reinvestment and Cash Purchase Plan.”

(3)	Includes an administrative fee payable to DIMA of .10% of the Fund’s average daily managed assets. The Investment Management Fee is also charged as a percentage of the Fund’s average daily managed assets.

Example

The following example illustrates the expenses (including the sales load of $45 and offering expenses of $2) that you would pay on a $1,000 investment in Shares, assuming (1) total annual expenses of 1.19% of net assets attributable to Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$59	$83	$109	$185

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.  The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on April 5, 2007 and is registered as an investment company under the 1940 Act. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is (800) 349-4281.

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $212,042,500 ($243,848,875 if the underwriters exercise the overallotment option in full), after deduction of the sales load and payment of estimated offering expenses payable by the Fund. The Fund will pay all of its offering costs up to $.04 per Share, and the Investment Manager or an affiliate will be responsible for (i) all of the Fund’s organizational costs and (ii) the Fund’s offering costs (other than sales load) that exceed $.04 per Share. The net proceeds will be invested in accordance with the policies set forth under “Investment Objectives, Strategies and Policies.” A portion of the offering expenses of the Fund has been advanced by the Investment Manager or its affiliates and will be repaid by the Fund upon closing of this offering.

We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, ETFs, futures contracts and cash or cash equivalents. See “Investment Objectives, Strategies and Policies.”

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

Investment Objectives

The Fund’s investment objectives are high current income and capital appreciation. The Fund’s investment objectives are not fundamental and may be changed by the Board without the approval of shareholders.

Principal Investment Strategies

The Fund has a policy of concentrating its investments in the real estate industry. This investment policy is fundamental and cannot be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Real Estate Securities

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as REITs, REIT-like structures or real estate operating companies. A company will be considered a real estate company if, in the opinion of the Investment Adviser or a subadviser, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, financing, management or sale of real estate. Under normal market conditions, a majority of the Real Estate Securities held by the Fund will be securities of companies located or operating in Australia, Canada, the United States and developed markets in Asia and Europe, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries. There is no limit on the maximum amount of assets invested in equity Real Estate Securities or debt Real Estate Securities and the portion of the Fund’s assets invested in equity Real Estate Securities and debt Real Estate Securities is expected to vary over time. The Investment Adviser anticipates that after the conclusion of the initial investment period, substantially all of the Fund’s Real Estate Securities initially will be equity securities.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities is fundamental and may be changed only by the affirmative vote of at least 80% of the entire Board and the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class.

At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, and the Fund may invest without limit in foreign securities. The Investment Manager and the Investment Adviser anticipate that initially approximately 75% of the Fund’s assets will be invested outside the United States. Assets allocated to the Fund’s iGAP strategy and other derivatives that may be held by the Fund are not included in the 40% and 75% measures. The Investment Adviser will allocate assets as it deems appropriate in its discretion to any of several affiliated subadvisers that are familiar with local markets in Real Estate Securities. The Investment Adviser anticipates that initially 33% of the Fund’s Real Estate Securities will be allocated to Asia, 26% to Europe (including the United Kingdom), 20% to the United States, 15% to Australia and 6% to Canada. Global Real Estate Securities often are denominated in local currencies. The Investment Adviser currently intends to hedge the foreign currency exposure of the Fund’s Real Estate Securities holdings and by doing so will forgo the possible appreciation that would occur if that foreign currency appreciated as compared to the U.S. dollar. The Fund’s exposure to currency fluctuations could change in the future. See “Principal Risks of the Fund — Foreign Currency Risk.”

Equity securities in which the Fund may invest include common stock, preferred stock, warrants, convertible securities and other equity securities issued by real estate companies. The Fund may invest in companies without regard to their market capitalizations. Consequently, the Fund may hold, without limitation, securities of companies with large, medium or small market capitalizations.

The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable). These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P or unrated securities that are judged to be of comparable quality by the Investment Manager or Investment Adviser, as applicable.

The Investment Adviser uses a disciplined two-step process for constructing the Fund’s portfolio of Real Estate Securities. First, the Investment Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Investment Adviser uses an in-house valuation process to identify investments that it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including (i) value of properties; (ii) capital structure; and (iii) management and strategy. The Investment Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities it believes are more promising.

The Investment Adviser will seek to identify global real estate companies and global real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Adviser tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from an international network of real estate professionals to evaluate the holdings of global real estate companies, REITs and other real estate investments in which the Fund may invest. Its analysis also includes each company’s management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Adviser believes will be the most profitable to the Fund. The

Investment Adviser also considers activity in the global Real Estate Securities markets in general when making investment decisions. The Fund can invest in real estate companies of any size.

The Investment Adviser believes that investment in securities of global real estate companies historically has offered greater opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500® Index. The Investment Adviser also believes that investment in global real estate companies historically has offered attractive opportunities for capital appreciation which, together with an opportunity for high current income, could provide investors with attractive total returns. In addition, the Investment Adviser believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500® Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor’s overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions have historically been very low. As a result, a blend of both U.S. Real Estate Securities and non-U.S. Real Estate Securities may enable the Fund to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a fund only investing in U.S. real estate securities.

iGAP Strategy

Consistent with its investment objective of high current income, the Fund will employ a global tactical asset allocation overlay strategy to seek additional return or “alpha.” This strategy, which the Investment Manager calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. iGAP is a proprietary investment program that seeks, through investment in derivatives, to add returns to the Fund’s portfolio. It uses quantitative investment models to select global investments whose returns are expected to have a low correlation to the Fund’s Real Estate Securities portfolio. The program looks at global macro trends to identify countries or markets (or segments of markets) that are undervalued, or overvalued, relative to the Investment Manager’s opinion of their value. The program is a “macro” strategy because it looks at overall conditions within a country or market (or segment), rather than individual securities within that country or market. The strategy integrates the investment ideas of the equity, bond, asset allocation and currency teams within Deutsche Asset Management, the global asset management division of Deutsche Bank AG. Each team develops local views on relative country-level performance expectations within equity, fixed-income and currency markets using quantitative and fundamental analysis. Since a single investment approach rarely performs well in all market conditions, the teams are selected to diversify investment approaches to attempt to enhance the expected return for a given level of risk. The collective views of the teams are then used to decide which global equity, bond and currency markets to hold long (where the market is believed to be undervalued) and which to hold short (where the market is believed to be overvalued), in order to generate excess return (“alpha”). The process is systematic and risk-managed and combines quantitative and qualitative elements. The goal of the iGAP strategy is to capture the return when the prices of securities or currencies go from being under- or over-valued, in the opinion of the Investment Manager, back to their fair value. Long positions add value when the underlying securities or currencies increase in price, while short positions add value when the underlying securities or currencies decrease in price.

The iGAP strategy is implemented through long and short positions in exchange-traded equity, fixed-income and currency futures contracts and currency forwards (including cash-settled deliverable and non-deliverable futures and currency forward contracts). Interest rate, credit default, total return and currency swaps also may be utilized in the iGAP strategy. When selecting appropriate derivative instruments, the iGAP portfolio managers consider factors such as liquidity, cost, margin requirements and credit quality of the counterparty. The strategy gives the Fund access to a global network of investment teams and a broad investment universe, thereby capturing local market insights. Investment weightings among global equity, bond and currency markets can be expected to shift frequently in an effort to capture inefficiencies in the prices of instruments in these markets. The Investment Manager believes that the use of the iGAP strategy can potentially benefit the Fund by enhancing the Fund’s risk-adjusted return potential by investing in a varied portfolio of instruments whose performance is expected to have low correlation with the Fund’s Real Estate Securities and by providing an opportunity for excess return.

The iGAP strategy will be implemented independent of the Fund’s Real Estate Securities investing and is not designed to hedge or supplement the Fund’s real estate exposure. The derivative equity positions held as part of the iGAP strategy will generally provide exposure to developed country indices and will not focus on real estate companies directly or indirectly. Similarly, iGAP’s derivative currency and bond exposure, which is expected to focus primarily on developed markets, is not expected to be correlated to the Fund’s global Real Estate Securities exposure. In addition, the Investment Manager, the Investment Adviser or a subadviser may take positions that express differing views on a currency or market. For example, the Investment Manager may take a “short” position in an equity market where the Fund would have significant “long” exposure to the market through its Real Estate Securities holdings.

Futures contracts, swap contracts and certain other derivative investments held as part of the iGAP strategy have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Principal Risks of the Fund — Leverage Risk” and “— Additional Investment Exposure (Effective Leverage) Risk.” The notional amount of the Fund’s long exposure to futures and forward contracts is expected under current market conditions to range between 25% and 300% of the value of the Fund’s total assets but could, depending on current market conditions, be as high as 375%. The notional amount of the Fund’s short exposure to futures and forward contracts under current market conditions is expected to range between 25% and 300% of the value of the Fund’s total assets, but could be as high as 375%, depending on market conditions. The Fund’s net notional long exposure to global equities, bonds and currencies through the iGAP strategy can vary over time depending on market conditions but is not expected to exceed 175% of the value of the Fund’s total assets under current market conditions. The Fund’s net notional long exposure to any single currency other than the U.S. dollar through the iGAP strategy generally will not be greater than 75% of the Fund’s total assets. The instruments used in the iGAP strategy are evolving and the percentages set forth in this paragraph could be higher or lower, perhaps materially so, in the future under differing market conditions.

The Investment Adviser may enter into total return swaps with respect to the Fund’s Real Estate Securities holdings. The iGAP strategy may use total return swaps, interest rate swaps, currency swaps and credit default swaps.

A portion of the Fund’s investments in global equity securities, bonds and currencies through the iGAP strategy may be in equity securities, bonds or currencies of countries that are considered to be emerging markets or that have a debt rating below investment grade. The countries and currencies to which the Fund may have exposure can vary based on market conditions. The Investment Manager may vary the amount of long and short exposure based on its evaluation of market conditions. The Investment Manager will regularly monitor the Fund’s iGAP-related holdings and will adjust those holdings in accordance with proprietary risk management tools. There can be no assurance that the Investment Manager’s risk management will necessarily mitigate loss to the Fund.

Types of Investments and Investment Techniques

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Securities Issued by Real Estate Companies

A company will be considered a real estate company if, in the opinion of the Investment Adviser or a subadviser, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, financing, management or sale of real estate. A common type of real estate company, a REIT, is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. A REIT invests primarily in income-

producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans. U.S. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally make relatively higher distributions (as compared to other types of companies), and the Fund intends to use these REIT distributions in an effort to meet its investment objective of high current income. Distributions paid by REITs will not be eligible for the dividends received deduction (“DRD”) under Section 243 of the Code and are generally not considered “qualified dividend income” eligible for reduced rates of U.S. federal taxation.

Global real estate companies outside the United States include, but are not limited to, companies with similar characteristics to the U.S. REIT structure (sometimes referred to herein as “REIT-like”) in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Preferred Securities

The Fund may invest in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Fund intends to invest (sometimes referred to in this prospectus as taxable preferred securities) do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate shareholder that otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the shareholder receives from the Fund attributable to preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from the Fund attributable to traditional preferred securities, other than those issued by REITs, generally would qualify for the DRD as to any corporate shareholder and generally would qualify to be taxed at long-term capital gains rates as to any individual shareholder.

Lower Rated Securities

The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable). These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P or unrated securities that are judged to be of comparable quality by the Investment Manager or Investment Adviser, as applicable, and the Fund will not invest in securities which are in default at the time of purchase. Moody’s regards bonds which are rated Ba as having speculative elements;

their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Moody’s regards bonds which are rated B as lacking characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. S&P regards bonds which are rated BB or B, as, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt Securities

The Fund may invest directly in debt securities, such as bonds, notes, debenture and convertible debt securities, issued by U.S. and non-U.S. real estate companies, including REITs, and other types of issuers. The Fund’s direct investments in debt securities may include investments in corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or a non-U.S. government or its agencies or instrumentalities. The Fund may also have indirect exposure to these same types of securities through its iGAP strategy.

Forward Contracts

The Fund will invest in forward foreign currency contracts for hedging purposes in connection with its investments in foreign Real Estate Securities. The Fund will also invest in forward foreign currency contracts as part of its iGAP strategy. A forward contract on a currency involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a “spread” or profit on each transaction. At the maturity of a forward contract, the applicable party may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund expects to invest in currency forward contracts that are contractually required to settle in cash, including non-deliverable forward contracts, or NDFs, but will also invest in those that are not cash-settled. A NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded foreign currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Fund may enter into traditional forward contracts, which may have an added requirement that the contract settle only in cash.

NDFs contractually require the netting of the parties’ liabilities and other forward contracts in which the Fund expects to invest will also contractually require the netting of the parties’ liabilities. Under a forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. For a discussion of the asset segregation requirements applicable to forward transactions, see “Investment Objectives, Strategies and Policies — Segregation of Assets” below.

Futures Contracts

As part of its iGAP strategy, the Fund may enter into futures contracts on equity and fixed-income securities, including on financial indices and securities indices, and on currency. The Fund will invest in futures contracts that are contractually required to settle in cash, as well as in those that are not cash-settled. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument at a fixed time and place in the future. Futures contracts have been designed by exchanges which have been designated “contract markets” by the U.S. Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of equity and fixed-income securities, currency or financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts on securities indices, which provide for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities. The Fund may enter into currency futures contracts, which provide for the exchange of one currency for another at a specified date in the future at a price that is fixed on the last trading date.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written. In the case of a cash-settled futures contract, cash is transferred from the futures trader who sustained a loss to the one who made a profit. In the case of a non-cash settled futures contract, the seller delivers the instrument. To exit the commitment prior to the settlement date, the holder of a futures position has to offset his position by either selling a long position or buying back a short position, effectively closing out the futures position and its contract obligations. For a discussion of the asset segregation requirements applicable to futures transactions, see “Investment Objectives, Policies and Strategies — Segregation of Assets” below.

The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Interest Rate, Currency and Total Return Swaps

The Fund may enter into interest rate swap agreements as part of the iGAP Strategy. The Fund may enter into currency swaps and total return swaps as part of the iGAP Strategy and with respect to its Real Estate Securities holdings. The Fund may enter into swap transactions either as a buyer or a seller, for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Investment Manager or the Investment Adviser.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Investment Manager’s and Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps

The Fund may enter into credit default swap agreements either as a buyer or a seller, as part of the iGAP strategy. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. As the seller of a credit default swap the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Convertible Securities

The Fund may invest in convertible securities, i.e., bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Convertible securities generally are subordinated to other similar, but non-convertible, securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible debt securities will be subject to the same limitations with respect to quality as those described under “Investment Objectives, Policies and Strategies — Lower Rated Securities.”

  Other Securities

The Fund will invest in Foreign Investments.

The Fund will engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its Foreign Investments, in addition to their use as part of the iGAP strategy. Although not intended to be a significant element in the Fund’s investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in short sales.

The Fund will invest in Real Estate Securities where dividend distributions are subject to non-U.S. withholding taxes as determined by U.S. tax treaties with respective individual countries.

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies to the extent permitted by the 1940 Act. The Fund expects that these investments may include securities of ETFs and business development companies. ETFs generally are passively managed and seek to track or replicate a desired index. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies. See “Investment Objectives, Policies and Strategies — Investment of Uninvested Cash Balances” below.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e., income other than qualified dividend income). See “Investment Policies and Techniques — Lending of Portfolio Securities” in the SAI.

Defensive Position

When the Investment Manager or the Investment Adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities or other assets, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

Investment of Uninvested Cash Balances

The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated funds, including Cash Management QP Trust and money market funds (collectively, “Investment Funds”). Investment by the Fund in shares of the Investment Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in this Prospectus and the SAI. Purchase and sales of shares of Investment Funds are made at net asset value.

The Investment Funds comply with Rule 2a-7 under the 1940 Act. Each of the Investment Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund’s ability to manage Uninvested Cash.

Segregation of Assets

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various Securities and Exchange Commission and Securities and Exchange Commission staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” or earmark liquid assets (often referred to as “asset segregation”), or engage in other Securities and Exchange Commission- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of futures contracts and forward contracts that are not contractually required to cash-settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open or hold an opposite position in the same future or forward contract. With respect to futures contracts and forward contracts, including NDFs, that are contractually required to cash-settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The portion of the Fund’s assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund’s asset segregation requirements will vary accordingly. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its Real Estate Securities to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable Securities and Exchange Commission and Securities and Exchange Commission staff positions. See “Principal Risks of the Fund — Leverage Risk” and “— Additional Investment Exposure (Effective Leverage) Risk.” The Investment Manager and the Investment Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of the futures, forwards or other derivative contracts.

  Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. The Fund may realize some short-term gains or losses from its Real Estate Securities holdings if the Investment Adviser chooses to sell a security because it believes that one or more of the following is true:

•	a security is not fulfilling its investment purpose;

•	another security holds greater promise;

•	a security has reached its optimum valuation; or

•	a particular company or general economic conditions have changed.

The Fund’s iGAP strategy, however, will result in frequent portfolio trades in forwards and futures.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, the Investment Adviser or a subadviser, investment considerations warrant such action. The higher the turnover rate, the more brokerage commissions or other transactional expenses the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%. As permitted by rule of the Securities and Exchange Commission, this percentage excludes trading in short-term derivatives utilized for the iGAP strategy.

  Other Investments

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments or, as described above, in cash management funds. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. As a temporary defensive measure, the Fund could shift up to 100% of assets into investments such as money market securities, investment grade debt securities and cash management funds. This could prevent losses, but, while engaged in a temporary defensive position, the Fund will not be pursuing its investment objectives. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. See “Investment Policies and Techniques” in the SAI.

USE OF LEVERAGE

As part of the iGAP strategy, the Fund will make investments in equity, fixed-income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity, bond and currency markets. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Principal Risks of the Fund — Leverage Risk” and “— Additional Investment Exposure (Effective Leverage) Risk.”

The Fund does not currently intend to issue preferred shares or engage in borrowings. The Fund may in the future determine to use leverage up to the extent permitted by the 1940 Act, through the issuance of preferred stock and/or borrowings (through the issuance of commercial paper, notes or otherwise). Any preferred shares issued by the Fund would have seniority over the Shares but would be subordinated to the rights of counterparties to any derivative transactions the Fund enters into. The issuance of preferred shares will leverage the Shares. Any borrowings will also leverage, and have seniority over, the Shares.

During any time in which the Fund is utilizing leverage in the form of preferred shares or borrowings, the fees paid to the Investment Manager, the Investment Adviser and the subadvisers for investment advisory and management services will be higher than if the Fund did not utilize such leverage because the fees paid will be calculated based on the Fund’s total managed assets. Only the Fund’s shareholders bear the cost of the Fund’s fees and expenses. The Fund’s total managed assets equal the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage). The notional amount of non-cash settled futures and forward contracts is not included in determining the Fund’s total managed assets.

The Fund may, however, borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

  Interest Rate Transactions

In the event that the Fund issues preferred shares or engages in borrowings, it may seek to reduce the interest rate risk inherent in the Fund’s underlying investments by entering into interest rate cap transactions. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, or vice versa, to receive from the counterparty payment of the difference based on the notional amount. The Fund may also enter into interest rate swap transactions for this purpose. See “Investment Objectives, Policies and Strategies — Interest Rate, Currency and Total Return Swaps.” See also “Principal Risks of the Fund — Strategic Transactions.” See “Investment Policies and Techniques” in the SAI for additional information.

PRINCIPAL RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Shares represents an indirect investment in exchange- and OTC-traded Real Estate Securities and other assets owned by the Fund. The value of the Fund’s portfolio holdings, like other stock market, debt and currency investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, although the return from the Fund’s iGAP strategy holdings is expected to have a low correlation to the Fund’s Real Estate Securities holdings, there can be no guarantee that this will be the case, and both the Fund’s holdings in its real estate portfolio and its iGAP strategy holdings could decline at the same time.

General Risks of Securities Linked to the Real Estate Market

The Fund will not invest in real estate directly, but in securities issued by global real estate companies, including REITs, REIT-like structures and real estate operating companies. However, because of the Fund’s policy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in Real Estate Securities, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;	• losses due to costs resulting from the clean-up of environmental problems;
• risks related to general and local economic conditions;	• liability to third parties for damages resulting from environmental problems;
• possible lack of availability of mortgage funds;	• casualty or condemnation losses;
• overbuilding;	• limitations on rents;
• extended vacancies of properties;	• changes in neighborhood values and the appeal of properties to tenants;
• increased competition;	• changes in interest rates;
• increases in property taxes and operating expenses;	• financial condition of tenants, buyers and sellers of real estate; and

• changes in zoning laws;	• quality of maintenance, insurance and management services.

Thus, the value of the Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn in one or more of the countries in which the Fund invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives. Because the Fund has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.

General Real Estate Risk

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties

Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operations at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties

Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs; and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

Applicable governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties

The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Community Centers

Community center properties are dependent upon the successful operation and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties

The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

Insurance Issues

Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance may not be uniform among portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which as a result, would adversely impact the Fund’s investment performance.

Credit Risk

Global real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a portfolio company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the portfolio company’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a portfolio company’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

Security Selection Risk

A risk that pervades all investing is the risk that the instruments in the Fund’s portfolio will decline in value. The Investment Manager’s, Investment Adviser’s or the subadvisers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager, the Investment Adviser or a subadviser will prove beneficial to the Fund.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The issuer of a security may also default or otherwise become unable to honor a financial obligation.

Foreign Investment Risk

The Fund will invest in Foreign Investments, which are securities of non-U.S. issuers or in securities that are denominated in various foreign currencies or multinational currency units and, through the iGAP strategy, may invest in non-U.S. equity, bond and currency markets through the use of derivatives involving U.S. or non-U.S. issuers. Such investments involve certain risks not involved in domestic investments, including, but not limited to:

• fluctuations in foreign exchange rates;	• less governmental supervision;
• future foreign economic, financial, political and social developments;	• regulatory changes;
• different legal systems;	• changes in currency exchange rates;
• the possible imposition of exchange controls or other foreign governmental laws or restrictions;	• high and volatile rates of inflation;
• lower trading volume;	• fluctuating interest rates;
• much greater price volatility and illiquidity of certain foreign securities and currency markets;	• less publicly available information; and
• different trading and settlement practices;	• different accounting, auditing and financial record-keeping standards and requirements.

Foreign Investments will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•	the tax treatment of the Fund’s investments, which may result in certain Foreign Investments being subject to foreign withholding taxes, or to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.

These risks are often heightened for Foreign Investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see “Principal Risks of the Fund — Emerging Markets Risk” below.

Forward Contracts Risk

Because investments in non-U.S. securities issued by global real estate companies and as part of the iGAP strategy usually involve currencies of foreign countries, and because the Fund will hold foreign currencies and forward contracts, futures and options contracts on foreign currencies and may enter into currency swaps, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

Futures Contracts Risk

The successful use of futures contracts draws upon the Investment Manager’s and Investment Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures contract may not be available when a futures position is sought to be closed. Successful use of futures contracts is further dependent on the Investment Manager’s and Investment Adviser’s ability to predict correctly movements in the securities or other markets and no assurance can be given that their judgment will be correct. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Risk

Although the Fund will report its net asset value and pay dividends and distributions in U.S. dollars, Foreign Investments often are purchased with and make interest or dividend payments in foreign currencies. In addition, as part of the iGAP strategy, the Fund will be subject to non-U.S. currency markets, to increase return or speculate in price changes in these markets. Therefore, when the Fund invests in Foreign Investments, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Investments to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The Investment Adviser currently intends to hedge the foreign currency exposure of the Fund’s Real Estate Securities holdings and by doing so will forgo the possible appreciation that would occur if that foreign currency appreciated as compared to the U.S. dollar. The Fund’s exposure to currency fluctuations could change in the future.

Although the Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Emerging Markets Risk

The Fund may invest in Real Estate Securities of issuers located or doing substantial business in “emerging markets” and may invest in global equity, bond or currency markets that are emerging markets as part of the iGAP strategy. The Fund considers “emerging markets” to include any country that is included in the Morgan Stanley Capital International Emerging Markets Index or is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (i.e., the World Bank). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in Foreign Investments can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries or in those markets or currencies generally. To the extent that the Fund does invest in emerging markets, it may face higher political, information, liquidity, regulatory, legislative and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock, bond and currency markets in the past. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight.

Subadviser Risk

Each of the subadvisers responsible for managing the Fund’s Real Estate Securities holdings in specific foreign markets has limited experience managing U.S.-registered investment companies, although each subadviser has extensive experience in real estate securities investing generally. See “Management of the Fund — Subadvisers.”

Non-Diversified Status

The Fund is classified as “non-diversified” under the 1940 Act. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers. The Fund intends to comply with the diversification requirements of the Code for qualification as a regulated investment company.

Derivatives Risk

The Fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain instruments. The Fund will use derivatives as a hedging strategy to maintain a specific portfolio duration or to protect against market risk. As part of its iGAP strategy, the Fund will also use derivatives for leveraging, which is a way to attempt to enhance returns. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Environmental Issues

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares held by the Fund could be reduced.

REIT Tax Issues

U.S. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a U.S. REIT but fails to qualify as a U.S. REIT. In the event of any such unexpected failure to qualify as a U.S. REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, U.S. REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the U.S. REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. REITs may be subject to withholding and other taxes imposed by foreign countries. The Fund may invest in non-U.S. REITs that are treated for U.S. federal income tax purposes as “passive foreign investment companies,” subjecting the Fund to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders, unless certain mitigating steps are taken. See “Taxation.”

Common Stock Risk

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Small Company Risk

The Fund may invest in Real Estate Securities of smaller companies which may entail additional risks. Even the larger global real estate companies tend to be small- to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than — and at times will perform differently from — large company stocks such as those found in the Dow Jones Industrial Average.

Concentration Risk

The Fund concentrates its investments in Real Estate Securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real Estate Securities are susceptible to many of the risks associated with direct ownership of real estate that may lead to declines in property values. See “Principal Risks of the Fund — General Risks of Securities Linked to the Real Estate Market” and “— General Real Estate Risks.”

Risks of Investment in Lower-Rated Securities

Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated “B” or higher by S&P or Moody’s or unrated securities that are determined by the Investment Manager or the Investment Adviser to be of comparable quality. Securities rated B by Moody’s or S&P are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. While these securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Illiquid Investments

The Fund may invest up to 20% of its total assets in illiquid investments, including investments in privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Manager or the Investment Adviser believes it is desirable to do so. Illiquid investments are also more difficult to value and the Investment Manager’s or the Investment Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the U.S. federal securities laws, which investments are liquid or illiquid. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate under the Board’s oversight.

Additional Investment Exposure (Effective Leverage) Risk

The Fund’s iGAP strategy has an economic effect similar to financial leverage by creating additional investment exposure. The Fund will make investments in equity, fixed-income and currency futures contracts and forward currency contracts, and may utilize interest rate, credit default and currency swaps and other derivative instruments, to gain long and short exposure to global equity securities, bonds and currencies without any substantial immediate cash outlay. Because the net notional amount of the Fund’s long and short exposure to global equity securities, bonds and currencies through the iGAP strategy is not expected to exceed 175% of the value of the Fund’s total assets, the additional investment exposure through the iGAP strategy would increase the Fund’s total investment exposure and could represent a significant portion of the Fund’s total investment exposure. This increase of total investment exposure, similar to financial leverage, presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. See “Principal Risks of the Fund — Leverage Risk.”

Strategic Transactions

For general portfolio management purposes, the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as currency swaps, interest rate swaps, total return swaps, credit default swaps and options and foreign currency transactions. These strategic transactions may be entered into to seek to manage the risks of the Fund’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Investment Manager’s and Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When the Fund acts as a seller of a credit default swap agreement, it is subject to leverage exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.

Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of this offering. The net asset value of the Shares will be reduced immediately following the offering as a result of the payment of the sales load and certain offering costs. Whether investors will realize gains or losses upon the sale of the Shares will depend not solely upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

Risks of Investment in Preferred Stocks

To the extent the Fund invests in preferred stocks, there are special risks, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the

Fund owns a preferred security issued by a company that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received the proceeds of that distribution.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•	In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

•	Call Risk. During a period of falling interest rates, securities with high stated interest rates may be prepaid, or “called,” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates.

•	New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered with features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Long/Short Risk

Although all funds are subject to the risk that the fund’s portfolio managers will not make good investments, the Fund’s iGAP strategy, which involves taking both long and short positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking long positions in investments that decline in value would hurt the Fund’s performance. Additionally, however, if the Fund were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions. Short sales also involve expenses that will decrease the Fund’s return. In addition, the Investment Manager and the Investment Adviser could take differing positions in a currency, equity or fixed-income market. For example, the Investment Manager may take a “short” position in an equity market where the Fund would have significant “long” exposure to the market through its Real Estate Securities holdings. In that event, any gain from the short position may be partially or totally canceled by a decline in the long position, or vice versa.

Leverage Risk

As part of the iGAP strategy, the Fund will make investments in equity, fixed-income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity, bond and currency markets. The futures contracts and certain other derivatives have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the 1940 Act). Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

The Fund does not currently intend to utilize leverage in the form of the issuance of preferred shares or use of borrowings. However, if the Fund does utilize leverage, the fees paid to the Investment Manager, the Investment Adviser and the subadvisers for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total managed assets (which equal the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)).

Leverage creates several major types of risks for shareholders:

•	in the event that the Fund issues preferred shares or engages in borrowings, the possibility either that Share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises, or that Share income will fluctuate because the dividend rate on the preferred shares or the interest rate on any borrowings varies;

•	the likelihood of greater volatility of net asset value and market price of Shares than a comparable portfolio without leverage because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the Shareholders; and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Shares.

Interest Rate Risk

Interest rate risk is the risk that fixed-income investments such as debt securities, preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of its Shares will tend to decline if market interest rates rise. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund’s dividends and distributions.

Anti-Takeover Provisions

Certain provisions of the Fund’s Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change its structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter, and conversion to open-end status. A supermajority vote of the entire Board and shareholders is required to change the Fund’s policy of investing at least 80% of its assets in Real Estate Securities. See “Certain Provisions of the Charter and By-Laws.”

Market Disruption Risk

The value of real estate is particularly susceptible to acts of terrorism, and other changes in foreign and domestic economic and political conditions. The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, or may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. As permitted by rule of the Securities and Exchange Commission, this percentage excludes the frequent trading in short-term derivatives utilized for the iGAP strategy. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, the Investment Adviser or a subadviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Taxation.”

Convertible Securities Risk

Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates on preferred shares issued by the Fund, if any, would likely increase, which would tend to further reduce returns to shareholders.

Deflation Risk

Deflation risk is the risk that the Fund’s distributions may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund.

Securities Lending Risk

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Investment Company Risk

The Fund may invest in securities of other investment companies, including ETFs and business development companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this Prospectus. Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, Investment Adviser, subadvisers, custodian, transfer agent and dividend disbursing agent and registrar. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager, the Investment Adviser and the subadvisers, subject always to the investment objectives and policies of the Fund and to the general oversight of the Board and the Investment Manager. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager and Administrator

Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Fund’s investment manager pursuant to the Investment Management Agreement. Subject at all time to the general oversight of the Fund’s Board, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations. Pursuant to the Investment Management Agreement, and subject to oversight by the Fund’s Board, the Investment Manager provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Investment Manager’s services include, but are not limited to, the supervision and oversight of the activities of the Investment Adviser and certain functions and activities of the subadvisers, the implementation of the iGAP strategy for the Fund and monitoring the Fund’s performance and compliance with its investment guidelines. DIMA provides a full range of investment advisory services to retail and institutional clients, and as of April 30, 2007 had total assets of approximately $290 billion under management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund management, retail, private and commercial banking, investment banking and insurance. As of April 30, 2007, Deutsche Asset Management (“DeAM”), the global asset management division of Deutsche Bank AG, had more than US$757 billion in assets under management.

DIMA also renders administration services pursuant to the Administrative Services Agreement with the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, providing fund accounting services for the Fund and monitoring the valuation of Fund securities. DIMA may delegate the provision of certain of these services to other organizations at DIMA’s expense.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Adviser the responsibility for the day-to-day management of the portion of the Fund’s investment portfolio invested in Real Estate Securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets.

Investment Adviser

RREEF America L.L.C., with its principal offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund’s investment adviser. Subject to the general supervision of the Fund’s Board and the Investment Manager, the Investment Adviser is responsible for managing the investment operations of the Fund and the composition of the Fund’s holdings of securities and other investments (with the exception of the Fund’s iGAP strategy), including management of cash assets, and supervising the Fund’s subadvisers with respect to the investment management activities of the subadvisers.

The Investment Adviser has provided real estate investment management services to institutional investors since 1975, and has been an investment adviser of real estate securities since 1993. As of March 31, 2007, the Investment Adviser had approximately $41 billion in real estate-related assets under management. The Investment Adviser provides a wide range of services, such as advising investment advisory accounts, including U.S. registered investment companies and other pooled vehicles; investing in publicly-traded real estate securities, including REITs and real estate operating companies; providing discretionary investment advisory services to REITs; providing property management services with respect to any property or properties held in accounts for which the Investment Adviser provides advisory services; and providing investment management services for individual realty investment portfolios, limited partnership and limited liability company interests and shares of REITs owned by pension trusts and other institutional clients.

The Investment Adviser is part of RREEF, one of the largest advisers of combined real property and real estate securities globally with more than $83 billion in assets under management (as of March 31, 2007) and 1,400 professionals. RREEF is the real estate investment management group within the asset management division of Deutsche Bank AG (NYSE: DB).The Investment Adviser is an indirect wholly owned subsidiary of Deutsche Bank AG. The Investment Manager, not the Fund, compensates the Investment Adviser for its services.

Subadvisers

Pursuant to investment subadvisory agreements (the “Subadvisory Agreements”) between the Investment Adviser and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, these entities act as subadvisers to the Investment Adviser in relation to the Fund’s investments. The subadvisers are indirect wholly owned subsidiaries of

Deutsche Bank AG. As subadvisers, under the supervision of the Board, the Investment Manager and the Investment Adviser, the subadvisers manage the Fund’s investments in specific foreign markets.

RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the Fund’s Real Estate Securities portfolio and for Real Estate Securities in emerging markets in Africa. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 16, Deutsche Bank Place, Cnr Phillip & Hunter Streets, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the Fund’s Real Estate Securities portfolio, respectively. Each subadviser currently acts as a subadviser to one or more open-end registered investment companies managed by the Investment Manager and the Investment Adviser. While they have limited prior experience managing U.S. registered investment companies, they have extensive experience in real estate securities investing generally.

Investment Management, Investment Advisory and Subadvisory Agreements

Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations, subject to the general oversight of the Board of the Fund.

For its services under the Investment Management Agreement described above, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .90% of the average daily total managed assets of the Fund. The Fund also pays the Investment Manager a fee for administrative services at the rate of .10% of the Fund’s total managed assets. Total managed assets equal the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the independent registered public accounting firm, expenses of repurchasing shares, expenses of issuing any preferred shares of the Fund, brokerage and interest expense, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. See “Summary of Fund Expenses.” The Fund does not currently intend to use leverage in the form of the issuance of preferred shares or the use of borrowings. However, if the Fund were to utilize such leverage, the fees paid to the Investment Manager, the Investment Adviser and the subadvisers for their services would be higher than if the Fund did not utilize such leverage because the fees paid are calculated based on the Fund’s total managed assets, which include the liquidation preference of any preferred stock and the principal amount of any outstanding borrowings. See “Use of Leverage.” Because the fees paid to the Investment Manager, the Investment Adviser and the subadvisers are determined on the basis of the Fund’s total managed assets, the Investment Manager’s interest in determining whether to leverage the Fund may differ from the interests of the Fund.

The Investment Management Agreement allows the Investment Manager to delegate any of its duties under the Agreement to a subadviser, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

Under its Investment Management Agreement with the Fund, the Investment Manager has the responsibility to provide continuous investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund and applicable law.

The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.

The Investment Management Agreement will remain in effect for an initial term ending September 30, 2008 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (2) by a majority of the independent directors who are not parties to such agreement. The Investment Management Agreement may be terminated at any time upon 60 days’ written notice by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) or upon 60 days’ written notice by the Investment Manager. The Investment Management Agreement will terminate automatically upon assignment.

Under its Investment Advisory Agreement with the Fund, the Investment Adviser provides a continuous investment program for the Fund’s Real Estate Securities portfolio including management of cash assets, provides investment research and makes and executes recommendations for the purchase and sale of Real Estate Securities. The Investment Manager pays the Investment Adviser a fee equal to 50% of the management fee received by the Investment Manager under the Investment Management Agreement.

The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement shall continue in effect until September 30, 2008 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually by (1) the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (2) a majority of the independent directors who are not parties to such agreement. The Investment Advisory Agreement may be terminated at any time upon 60 days’ notice by the Investment Manager or by the Board of the Fund or by majority vote of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s Investment Management Agreement.

The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days’ notice to the Investment Manager and the Fund.

Pursuant to investment subadvisory agreements (the “Subadvisory Agreements”) between the Investment Adviser and each subadviser, the subadvisers act as subadvisers to the Investment Adviser in relation to the Fund’s investments. As subadvisers, under the supervision of the Board, the Investment Manager and the Investment Adviser, the subadvisers manage the Fund’s real estate investments in specific foreign markets.

The Investment Adviser pays each subadviser for its services a percentage of the investment advisory fee that it receives from the Investment Manager, as follows:

RREEF Global Advisers Limited	25%
Deutsche Asset Management (Hong Kong) Limited	30%
Deutsche Investments Australia Limited	20%

Each Subadvisory Agreement provides that the subadviser will not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the subadviser in the performance of its duties or from reckless disregard by the subadviser of its obligations and duties under the Subadvisory Agreement.

Each Subadvisory Agreement will remain in effect for an initial term ending September 30, 2008 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. Each Subadvisory Agreement may be terminated at any time upon sixty days’ written notice by the Investment Adviser or by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act). Each subadviser may terminate the Subadvisory Agreement upon 60 days’ notice to the Investment Adviser and the Fund. Each Subadvisory Agreement will terminate automatically upon assignment or upon termination of the Investment Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, the Investment Advisory Agreement and the Subadvisory Agreements will be provided in the Fund’s shareholder report for the period ending June 30, 2007.

Investment Management Team

The Fund’s investments in Real Estate Securities and certain other investments, including the management of cash assets, will be managed by the Investment Adviser’s Real Estate Securities Team, under the direction of John Robertson. Each regional team will be headed by the senior professionals listed below. The implementation of the iGAP strategy for the Fund is managed by the Quantitative Strategies team of the Investment Manager. As of the date of this Prospectus, the portfolio managers on the Investment Manager’s, the Investment Adviser’s and the subadvisers’ investment teams primarily responsible for the day-to-day management of the Fund are:

The Investment Adviser

  Global

John F. Robertson, CFA, serves as a Fund portfolio manager. Mr. Robertson is a Managing Director of the Investment Adviser. He is head of the global real estate securities business and is a member of the Investment Adviser’s Global Real Estate Executive Committee. He also has broad oversight over all sectors of the real estate securities market and leads the Investment Adviser’s global real estate securities portfolio management activities as chair of its Global Property Asset Allocation Committee. Prior to joining the Investment Adviser in 1997, Mr. Robertson was with Lincoln Investment Management, Inc. (“Lincoln”), where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln. He also worked as a consultant with Ernst & Young’s Special Services Group, where he specialized in the valuation of all types of income-producing real estate. Mr. Robertson received a Bachelor of Arts degree, Magna Cum Laude, from Wabash College, where he was elected to Phi Beta Kappa, and an M.B.A. degree from Indiana University. He holds a CFA designation and is a member of the CFA Institute and an associate member of the National Association of Real Estate Investment Trusts (NAREIT).

  North America

John W. Vojticek serves as a Fund portfolio manager. Mr. Vojticek is a Managing Director of the Investment Adviser. He is a head of the North American portfolio management team having oversight of all sectors of the North American real estate securities market. Mr. Vojticek has 11 years of experience in the real estate securities area as a trader, analyst and portfolio manager, having joined the Investment Adviser in 1996. Mr. Vojticek is currently a member of the Investment Adviser’s North American Management Committee and is an associate member of the National Association of Real Estate Investment Trusts. Mr. Vojticek received a Bachelor of Science degree in Business Administration from the University of Southern California.

  Europe and Africa

John Hammond serves as a Fund portfolio manager. Mr. Hammond is a Managing Director of RREEF. He is head of European Real Estate Securities which is based in London within RREEF. Mr. Hammond joined RREEF in May 2004. He is chairman of the EPRA European index committee. He started his career with Hillier Parker (now CBRE) as a research analyst forecasting real estate market performance and providing investment strategy information. In 1994 he joined Real Estate Strategy (RES), a real estate research boutique run by Professor Andrew Baum which was bought by Henderson Global Investors in 1997. At RES he continued in real estate investment research and in 1997 started to research listed real estate companies, then moved to a fund management position. In 2002, he joined ABN AMRO as head of European Real Estate Research and subsequently moved to Schroder Investment Management in 2003 as property equity analyst providing stock recommendations to general equity fund managers controlling £750m of real estate securities while also running dedicated real estate securities funds. He was head of strategy for the Property Investment Management division at Schroder prior to joining RREEF. He holds a degree in land management (Valuation Specialisation) from the University of Reading. He is an investment analyst holding the UK Society of Investment Professionals (previously AIIMR) qualification. In total, he has more than 10 years of experience analyzing and managing European Real Estate Securities.

  Asia Pacific

Daniel Ekins serves as a Fund portfolio manager. Mr. Ekins is a Managing Director of RREEF. He is head of Asia-Pacific Real Estate Securities based in Singapore. Mr. Ekins has overall responsibility for investments made in Australian real estate securities together with broad oversight over RREEF’s Asia-Pacific portfolio management activities. Mr. Ekins has over 21 years experience in the analysis and management of property investments. Prior to joining the Australian investment management team in March 1997, he spent three years at Hazama Corporation responsible for managing a direct property portfolio. He also worked in commercial real estate consultancy for eight years including valuation, and leasing roles at Jones Lang LaSalle and Knight Frank. Mr. Ekins has a degree in Property Valuation, a Graduate Diploma in Property Development and a Graduate Diploma in Applied Finance and Investment. He is a member of the Securities Institute of Australia and the Australian Property Institute.

William Leung serves as a Fund portfolio manager. Mr. Leung is a Director of Deutsche Asset Management (Hong Kong) Limited based in Hong Kong. Mr. Leung is responsible for real estate securities investment across the Asian region. He joined Deutsche Asset Management in December 2000 after three years with Merrill Lynch and one year at UBS Warburg primarily focusing on real estate equity research in Hong Kong and China. Mr. Leung holds a Master of Business Administration degree from the Hong Kong University of Science & Technology.

  The Investment Manager

Robert Wang serves as a Fund portfolio manager. Mr. Wang is a Managing Director of Deutsche Asset Management and the Global Head of Quantitative Strategies Portfolio Management based in New York. He joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed-income, foreign exchange and derivative products at J.P. Morgan. Mr. Wang received a B.S. from The Wharton School, University of Pennsylvania.

Thomas Picciochi serves as a Fund portfolio manager. Mr. Picciochi is a Director of Deutsche Asset Management and a senior portfolio manager for Quantitative Strategies Portfolio Management based in New York. He joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. Mr. Picciochi received a B.A. and a M.B.A. from the University of Miami.

Additional information about the portfolio managers’ compensation, other accounts managed by them, the ownership of securities in the Fund by each of them and other information is provided in the SAI. The SAI is available free of charge by calling (800) 349-4281 or by visiting the Fund’s website at www.cef.dws-scudder.com or the Securities and Exchange Commission’s website at www.sec.gov. Information included on the websites does not form a part of this Prospectus.

Other Service Providers

Brown Brothers Harriman & Co. serves as the Fund’s custodian and DWS Scudder Investments Service Company has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent and Dividend Disbursing Agent.”

Market Timing-Related Regulatory and Litigation Matters

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange Commission and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and DIMA, the

investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the Securities and Exchange Commission settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. DIMA does not believe these amounts will have a material adverse financial impact on it or materially affect its ability to perform under its investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank AG, and have already been reserved. Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors are required to undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of its mutual funds (not closed-end funds, like the Fund), including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, DIMA believes the likelihood that the pending lawsuits will have a material adverse financial impact on the Fund is remote and such actions are not likely to materially affect its ability to perform under the Investment Management Agreement.

On September 28, 2006, the Securities and Exchange Commission and the National Association of Securities Dealers (“NASD”) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. (“DWS-SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds’ Boards and to shareholders relating to DWS-SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators’ findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds’ Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash payments to common shareholders at a level rate based on the projected performance of the Fund. The level distribution rate may be modified by the Board from time to time. Distributions can only be made from net investment income after paying accrued dividends on preferred stock issued by the Fund, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund’s ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary income after paying any accrued dividends on, or redeeming or liquidating, preferred stock of the Fund, if any, or making interest and required principal payments on borrowings, if any. Initial distributions to shareholders are expected to be declared approximately 60 days, and paid approximately 60 to 80 days, from the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or Shares, with the option to receive additional Shares in lieu of cash. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund currently expects that a portion of its distributions will consist of net short-term capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund’s portfolio investments. The Fund, in its discretion, may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund to holders of Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a nontaxable return of capital that may reduce your tax basis of your Fund Shares but not below zero.

As an example, if you, an individual, purchase 100 Fund Shares for $20.00 per Fund Share, and the Fund pays a distribution (which is not reinvested) to you of $1.00 per Fund Share, of which $.60 is taxable as dividend income and $.40 constitutes a nontaxable return of capital, then the cost basis of your Fund Shares would be reduced by $.40 per Fund Share to $19.60 per Fund Share. If you subsequently sold the Fund Shares in a taxable transaction for the original price of $20.00 per Fund Share, you would recognize a taxable gain of $.40 per Fund Share. Certain factors may affect these results such as subsequent purchase of additional Fund Shares and your use, if available, of average cost for computing realized gain or loss for your Fund Shares. Consult with your tax advisor regarding your specific situation. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in the amounts of taxable distributions exceeding the levels required under the tax rules and in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors. As portfolio and market conditions change, the amount of distributions on the Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

The Fund will recharacterize distributions received from a REIT investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available from a REIT on a timely basis, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income will be recorded as either a reduction of cost of investments or realized gains. The Fund will distinguish between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits will be reported in the financial statements as a tax return of capital.

The Board may consider whether the Fund should file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act to obtain the ability to implement a policy calling for monthly distributions of a fixed percentage (which may be varied) of its net asset value, which would permit the Fund to distribute long-term capital gains more frequently than annually (“Managed Distribution Policy”). If the Fund applies for and receives the requested relief, which cannot be guaranteed, it may — but would not be required to — implement a Managed Distribution Policy.

Under a Managed Distribution Policy, the Fund would distribute a fixed monthly percentage, which may be adjusted from time to time, of net asset value to shareholders. As with the level dividend rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the “Excess”), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the Shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the Shares are held as capital assets).

In the event the Fund distributed the Excess, such distribution would decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

If the Board determines that the Fund should file an application for exemptive relief to implement a Managed Distribution Policy, there is no guarantee that the Fund will receive such an exemptive order, or, if received, that the Board will determine to implement a Managed Distribution Policy. The Board reserves the right to change the dividend policy from time to time.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each shareholder will have all dividends and distributions (including all capital gain dividends) automatically reinvested in Shares of the Fund unless such shareholder has elected in writing to receive dividends and distributions in cash (each, a “Participant”). If a shareholder of the Fund does not elect to participate, such shareholder will receive all distributions in cash paid by check mailed directly to them by DWS Scudder Investments Service Company, as dividend paying agent.

UMB Bank, N.A. (the “Plan Agent”), including any successor Plan Agent, has been appointed by the Board of the Fund to act as agent for each Participant under the Plan. The Fund’s transfer agent and dividend-disbursing agent (the “Transfer Agent”) will open an account for each Participant under the Plan in the same name in which such Participant’s present Shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional Shares of the Fund, and the Fund’s Transfer Agent shall record such Shares, including fractions, for the Participant’s account. If the market price per Share on the valuation date equals or exceeds the net asset value per Share on the valuation date, the number of additional Shares to be issued by the Fund and credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant’s Shares by the greater of the following amounts per Share on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per Share on the valuation date is less than the net asset value per Share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant’s Shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of Shares for the Participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant’s Shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Shares for the Participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Shares on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date provided, however, that if the valuation date precedes the “ex-dividend” date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per Share amount of the dividend and/or distribution; (b) net asset value per Share on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in Shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of Shares for such Participant’s account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund’s Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in U.S. funds and be sent by first-class mail, postage prepaid, only to the following address: DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, 210 W. 10th Street, Kansas City, Missouri 64105 (800-294-4366).

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Shares are traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants’ funds held by the Plan Agent or the Fund’s Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for a Participant’s account. For the purposes of cash investments, the Plan Agent or the Fund’s Transfer Agent may commingle Participants’ funds, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as agent shall be the price per Share allocable to each Participant in connection therewith.

The Fund’s Transfer Agent will record Shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant’s name. The Fund’s Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant’s written request, the Fund’s Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full Shares. The Fund’s Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Fund’s Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of Shares and should be retained for tax purposes. Certificates representing Shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to a Participant’s account. In the event of termination of a Participant’s account under the Plan, the Fund’s Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split Shares distributed by the Fund on Shares held for a Participant under the Plan will be credited to such Participant’s account. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for a Participant under the Plan will be added to other Shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent’s and/or Fund’s Transfer Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund’s Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Fund’s Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund’s Transfer Agent will cause a certificate or certificates for the full number of Shares held for each Participant under the Plan and cash adjustment for any fraction of a Share to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s Shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn Shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such Shares to be sold at market prices for such Participant’s account. It should be noted, however, that the Fund’s Share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her Shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund’s Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of Shares. Information regarding the sale of Shares will be provided to the Internal Revenue Service (the “IRS”).

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund’s Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the shareholder. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the “TIN”), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder’s responsibility to supply such information and certifications to the Fund or their brokers, as necessary.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC, any securities exchange on which Shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund’s Transfer Agent receives written notice of the termination of such Participant’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan’s terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund’s Transfer Agent under the Plan’s terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund’s Board such operation would not be in the interests of the Fund’s shareholders generally, then the Fund’s Board shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and the Fund’s Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

All correspondence and inquiries concerning the Plan (except with respect to voluntary purchases of shares, as noted above) should be directed to DWS Scudder Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

NET ASSET VALUE

Net asset value per Share is determined daily as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) (“Value Time”) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Foreign currency forward contracts are valued at the prevailing foreign currency exchange forward rate (the forward rate is an interpolated rate utilizing the prevailing foreign currency exchange rate and forward points) as of the Value Time. Swap agreements are generally valued at a price at which the counterparty to such agreement would repurchase the instrument or terminate the agreement. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using current exchange rates. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset as on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of foreign exchanges and the close of the New York Stock Exchange.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at “net asset value.” Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the mutual fund’s investments.

By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board might consider from time to time engaging in open market repurchases, tender offers for Shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions, nor is there any guarantee or assurance that such actions, if undertaken, would result in Shares trading at a price equal or close to net asset value per share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. See “Repurchase of Shares; Conversion to Open-End Fund.”

REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND

  Repurchase of Shares and Tender Offers

Shares of closed-end funds often trade at a discount to net asset value, and the Fund’s Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s Shares will be determined by such factors as relative demand for and supply of Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for its Shares at net asset value. During the pendency of any tender offer, the Fund will publish how shareholders may readily ascertain the net asset value. Repurchase of the Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for Shares, such action will result in the Shares trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Shares, you should be aware that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of Shares, this may result in portfolio turnover, which will result in additional expenses being borne by the Fund. The Board currently considers the following factors to be relevant to a potential decision to repurchase Shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders generally and market considerations. Any Share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. See ‘‘U.S. Federal Income Tax Matters” in the SAI for a description of the potential tax consequences of a Share repurchase.

  Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. See “Certain Provisions of the Charter and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund preferred shares then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio), and the Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion assumes you are a U.S. shareholder and that you hold your Shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses (collectively, “ordinary income dividends”) are generally taxable to shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated by the Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund Shares. For taxable years beginning before January 1, 2011, individual shareholders who satisfy certain holding period and other requirements are generally taxed on ordinary income dividends received from the Fund at long-term capital gains rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” is generally dividends from U.S. corporations and certain foreign corporations. However, dividends from a U.S. REIT generally will not constitute “qualified dividend income.” Accordingly, most of the ordinary income dividends paid by the Fund will not be eligible for taxation at the long-term capital gains rates.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a nontaxable return of capital that reduces your tax basis in your Fund Shares; any such distributions in excess of your basis are treated as gain from a sale of your Shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund Shares.

If the Fund pays a taxable dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

Each year, the Fund will notify you of the tax status of dividends and other distributions you received from the Fund. If any portion of a monthly distribution is known to the Fund to constitute a capital gains distribution or a return of capital, you will be informed at the time of the distribution in accordance with rules of the Securities and Exchange Commission.

If you sell your Fund Shares, you may realize a gain or loss. Such gain or loss will generally be a capital gain or loss and will be long-term or short-term, depending generally on your holding period for the Shares.

Investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes to the extent that the distribution exceeds the Fund’s earnings. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which the Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or any agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

The Fund may be required to withhold U.S. federal income tax at a current rate of 28% on all taxable distributions and redemption proceeds payable if you

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income and gains that it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes.

  Certain Foreign Tax Considerations

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities, including non-U.S. REITs, may be subject to withholding and other taxes imposed by foreign countries. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make such an election, you would be required to take into account an amount equal to your pro rata share of the foreign taxes paid by the Fund in computing your taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against your U.S. federal income taxes.

The Fund may invest in non-U.S. corporations that could be classified as “passive foreign investment companies” (as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, such investments may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. Furthermore, dividend income received from a passive foreign investment company is not treated as qualified dividend income.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER REGARDING THE PARTICULAR CONSEQUENCES OF INVESTING IN THE FUND.

DESCRIPTION OF THE SHARES

The following summary of the terms of the common stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of 100,000,000 shares of capital stock, $0.01 par value, all of which is initially classified as common stock. As of the date of this Prospectus, the Investment Adviser owned of record and beneficially 5,235.602 Shares, constituting 100% of the outstanding Shares of the Fund, and thus, until the public offering of the Shares is completed, will control the Fund.

In general, shareholders or subscribers for the Fund’s Shares have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

Common Stock

The outstanding common stock currently is, and the Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The common stock has no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Holders of common stock are entitled to receive dividends if and when the Board declares dividends from funds legally available. Whenever Fund preferred stock or borrowings are outstanding, holders of common stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.

In the event of the Fund’s liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Common shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the common stock will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common stock will not be able to elect any Directors.

The Fund’s Charter authorizes the Board to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

The Fund’s common stock has been approved for listing on the New York Stock Exchange, upon notice of issuance, under the symbol “DRP.” Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

Preferred Stock

The Fund’s Charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the common stock. Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of the Fund’s common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any preferred stock are unpaid. No shares of preferred stock are presently outstanding, and the Fund has no present plans to issue any preferred stock.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and By-Laws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.

General

The Maryland General Corporation Law and the Fund’s Charter and By-Laws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Fund’s Board is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified board of directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board.

Election of Directors

The Fund’s Charter provides that, except as otherwise provided in the By-Laws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Fund’s By-Laws provide that a plurality of all the votes cast at a meeting of shareholders shall be sufficient to elect a director.

If the Board of Directors were to amend the By-Laws to alter the vote required to elect directors to the affirmative vote of the holders of a majority of the shares of stock outstanding, as permitted by the Charter, it is possible that no nominee would receive the required vote. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to serve until the next election of directors and until their successors are duly elected and qualify.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board in accordance with the By-Laws. The By-Laws provide that a majority of the Fund’s entire Board may at any time increase or decrease the number of directors. The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common stock is registered under the 1934 Act), to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s board of directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The affirmative vote of at least 80% of the entire Board is required to approve the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

Generally, a “Continuing Director” is any member of the Board of the Fund who (A) (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund’s securities (an “Interested Party”) or an affiliate or associate of an Interested Party and (ii) who has been a member of the Board of the Fund for a period of at least

12 months, or has been a member of the Board since the Fund’s initial public offering of Shares, or (B) (i) is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of the Fund, or (ii) is elected to the Board to be a Continuing Director by a majority of the Continuing Directors then on the Board and who is not an Interested Party or an affiliate or associate of an Interested Party.

Except as described below, the affirmative votes of at least 80% of the entire Board and the holders of at least (i) 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination or an affiliate or associate of the Interested Party (the “Independent Vote”), are required to authorize any of the following transactions:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person for any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence unless it is approved by a vote of at least 80% of the Continuing Directors, in which event such action will require the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the Fund’s investment objectives.

Certain Business Combinations will not be subject to the voting requirements described above. Specifically, and subject to the next paragraph, if the Business Combination is approved by a vote of at least 80% of the Continuing Directors, or certain pricing and other conditions specified in the Charter are met: (a) with respect to a Business Combination described in (i) above or with respect to (iii) above (if the transfer or other disposition is one with respect to which a shareholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction, and (b) with respect to any other Business Combination, no shareholder vote is required (unless otherwise required by applicable law).

However, even if the Business Combination is approved by a vote of at least 80% of the Continuing Directors, or certain pricing and other conditions specified in the Charter are met, the reduced voting requirements will not apply in the case of a Business Combination described in (i) above, or described in (iii) above and involving the disposition of all or substantially all of the assets of the Fund, where shareholders of the Fund become holders of interests in another person and such other person does not have a policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities which policy may only be changed upon the approval of at least eighty percent (80%) of the votes of the person’s common equity and holders of any other class of securities, each voting as a separate class. If the other person does not have such a policy, such a Business Combination will continue to require (x) the affirmative vote of at least 80% of the entire Board; (y) the vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class; and (z) the Independent Vote.

Amendment to the Fund’s 80% Policy

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities is a fundamental policy that may be changed only by the affirmative vote of at least 80% of the entire Board and the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class.

Amendment to Charter and By-Laws

The affirmative vote of at least 80% of the votes of the Fund’s common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend certain provisions of the Fund’s Charter, including the provisions described in the paragraphs above titled “Classified Board of Directors,” “Election of Directors,” “Number of Directors; Vacancies,” “Removal of Directors” and “Approval of Extraordinary Corporate Actions,” unless such amendment previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case such amendment shall be approved by the affirmative vote of the holders of at least a majority of the Fund’s common stock and, if any, preferred stock, each acting as a separate class.

The Fund’s Charter and By-Laws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s By-Laws and to make new By-Laws.

Action by Shareholders

Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s By-Laws regarding the calling of a shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s By-Laws provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of shareholders must comply with the advance notice provisions of the By-Laws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to shareholders information about a dissident slate of nominees for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominees should management determine that doing so is in the best interest of shareholders generally. Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted. For shareholder proposals to be included in the Fund’s proxy materials, the shareholder must comply with all timing and information requirements of the 1934 Act.

Calling of Special Meetings of Shareholders

The Fund’s By-Laws provide that special meetings of shareholders may be called by the Board and certain of its officers. Additionally, the Fund’s By-Laws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law and the 1940 Act. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

In addition, the Charter provides that this limitation of liability will not protect any director or officer against any liability to the Fund or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund’s Charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s By-Laws provide that the Fund will indemnify its officers and directors against liabilities and will advance expenses to such persons prior to a final disposition of an action to the fullest extent permitted by Maryland law and the 1940 Act. The rights of indemnification provided in the Charter and By-Laws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of shareholders or directors or otherwise.

Each of the directors who is not an “interested person” (as defined under the 1940 Act) of the Investment Manager has entered into an indemnification agreement with the Fund, which agreement provides that the Fund shall indemnify the non-interested director against certain liabilities which such director may incur while acting in the capacity as a director, officer or employee of the Fund to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the non-interested director and is not affected by amendment of the Charter.

UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated June 26, 2007, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Shares listed opposite its name below.

Number
Underwriter	of Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	5,890,000
Deutsche Bank Securities Inc.	850,000
A.G. Edwards & Sons, Inc.	1,785,000
Robert W. Baird & Co. Incorporated	65,000
Ferris, Baker Watts, Incorporated	60,000
J.J.B. Hilliard, W.L. Lyons, Inc.	215,000
Ladenburg Thalmann & Co. Inc.	60,000
RBC Capital Markets Corporation	675,000
Ryan Beck & Co., Inc.	65,000
Stifel, Nicolaus & Company, Incorporated	130,000
Wells Fargo Securities, LLC	385,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	55,000
Maxim Group LLC	55,000
Morgan Keegan & Company, Inc.	55,000
Southwest Securities, Inc.	55,000
Wedbush Morgan Securities Inc.	55,000
Bishop, Rosen & Co., Inc.	35,000
Chicago Investment Group, LLC	35,000
Feltl & Company	35,000
Gilford Securities Incorporated	35,000
GunnAllen Financial, Inc.	35,000
Wayne Hummer Investments L.L.C.	35,000
Johnston, Lemon & Co. Incorporated	35,000
LaSalle St. Securities, L.L.C.	35,000
McGinn, Smith & Co., Inc.	35,000
Mesirow Financial, Inc.	35,000
Morgan Wilshire Securities, Inc.	35,000
National Securities Corporation	35,000
Newbridge Securities Corporation	20,000
Regal Securities, Inc.	35,000
Royal Alliance Associates, Inc.	35,000
Stanford Group Company	35,000
M.L. Stern & Co., LLC	35,000
Stone & Youngberg LLC	35,000
Torrey Pines Securities, Inc.	35,000
J.P. Turner & Company, L.L.C.	20,000
Total	11,125,000

The purchase agreement provides that the obligations of the underwriters to purchase the Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Shares sold under the purchase agreement if any of the Shares are purchased. In the purchase agreement, the Fund, the Investment Manager, the Investment Adviser and the subadvisers have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer the Shares directly to the public at the initial public offering price set forth on the cover page of this Prospectus and to dealers at that price less a concession not in excess of $.60 per Share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per Share to other dealers. There is a sales load or underwriting discount of $.90 per Share, which is equal to 4.5% of the initial public offering price per Share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Shares purchased in the offering on or before June 29, 2007.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option

Public offering price	$20.00	$222,500,000	$255,875,000
Sales load	$.90	$10,012,500	$11,514,375
Estimated offering expenses	$.04	$445,000	$511,750
Proceeds, after expenses, to the Fund	$19.06	$212,042,500	$243,848,875

The expenses of the offering, excluding sales load, are estimated at $963,438. The Fund has agreed to pay the underwriters $.00667 per Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Shares sold in this offering. The Investment Manager has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per Share (.20% of the offering price). The Investment Manager or an affiliate has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to 1,668,750 additional Shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this Prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Shares is completed, Securities and Exchange Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Shares in connection with the offering, i.e., if they sell more Shares than are listed on the cover of this Prospectus, the representative may reduce that short position by purchasing Shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the Shares to stabilize its price or to reduce a short position may cause the price of the Shares to be higher than it might be in the absence of such purchases. The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases Shares in the open market to reduce the underwriters’ short position or to stabilize the price of such Shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those Shares. The imposition of a penalty bid also may affect the price of the Shares in that it discourages resales of those Shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the Shares. The Fund has obtained authorization to list its shares of common stock on the New York Stock Exchange under the ticker symbol “DRP,” subject to official notice of issuance. In order to meet the requirements for the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters may from time to time act as dealers in connection with the execution of portfolio transactions.

The Investment Manager (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch. Merrill Lynch will receive an up-front fee in an amount equal to 1.25% of the total price to the public of the Shares sold by the Fund, which will not exceed 1.25% of the total public offering price of the Shares sold in this offering. The Investment Manager (and not the Fund) has also agreed to pay from its own assets a structuring fee to A.G. Edwards & Sons, Inc. A.G. Edwards & Sons, Inc. will receive an up-front fee in an amount equal to .50% of the total price to the public of the Shares sold by A.G. Edwards, which will not exceed 0.50% of the total public offering price of the Shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this public offering of Shares, including sales load and the fees described above, will not exceed 9% of the total price to the public of the Shares sold in this offering.

One or more of the underwriters of the Shares may also act as an underwriter of the Fund’s preferred shares, if any.

In order to meet requirements for the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Shares ($2,000).

The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Brown Brothers Harriman & Co., whose principal business address is 40 Water Street, Boston, Massachusetts 02109-3661, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of DIMA, serves as the dividend-disbursing agent, transfer agent and registrar for the Fund. DWS-SISC’s principal business address is

210 W. 10th Street, Kansas City, Missouri 64105-1614. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Neither Brown Brothers Harriman & Co. nor DWS-SISC has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

LEGAL MATTERS

The validity of the Shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and certain other legal matters will be passed on for the Underwriters by Clifford Chance US LLP, New York, New York. Ober, Kaler, Grimes & Shriver, a Professional Corporation, will opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

The Shares have been approved for listing on the New York Stock Exchange, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

Through and including July 21, 2007 (25 days after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

11,125,000 Shares

DWS RREEF World Real Estate &
Tactical Strategies Fund, Inc.

Common Shares
$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.
Deutsche Bank Securities
A.G. Edwards
Robert W. Baird & Co.
Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Ladenburg Thalmann & Co. Inc.
RBC Capital Markets
Ryan Beck & Co.
Stifel Nicolaus
Wells Fargo Securities

June 26, 2007